Exhibit 99.1

DIAMONDBACK ENERGY, INC. TO ACQUIRE QEP RESOURCES IN ALL-STOCK TRANSACTION

Midland, Texas, December 21, 2020 (GLOBE NEWSWIRE) — Diamondback Energy, Inc. (NASDAQ: FANG) (“Diamondback” or the “Company”) and QEP Resources (NYSE: QEP) (“QEP”) today announced that they have entered into a definitive agreement under which Diamondback will acquire QEP in an all-stock transaction valued at approximately $2.2 billion, including QEP’s net debt of $1.6 billion as of September 30, 2020. The consideration will consist of 0.05 shares of Diamondback common stock for each share of QEP common stock, representing an implied value to each QEP stockholder of $2.29 per share based on the closing price of Diamondback common stock on December 18, 2020. The transaction was unanimously approved by the Board of Directors of each company.

TRANSACTION HIGHLIGHTS:

•	Adds material Tier-1 Midland Basin inventory that competes for capital immediately in Diamondback’s portfolio

•	Accretive on all relevant 2021 per share metrics including cash flow per share, free cash flow per share and leverage, before accounting for synergies

•	Lowers 2021 reinvestment ratio and enhances ability to generate free cash flow, de-lever and return capital to stockholders

•	Significant, tangible annual synergies of at least $60—$80 million comprised of:

•	G&A savings

•	Cost of capital and interest expense savings

•	Improved capital efficiency from high-graded development

•	Physical adjacencies to increase lateral lengths

•	Significant adjacent Permian midstream assets

•	Diamondback is expected to maintain its Investment Grade status

•	Significant majority of Diamondback’s capital will now be allocated to the Northern Midland Basin

QEP HIGHLIGHTS:

•	Approximately 49,000 net acres in the Midland Basin primarily held by production allowing for capital efficient development

•	Q3 2020 average production of 48.3 MBO/d (76.7 MBOE/d); Q3 2020 average Permian production of 30.5 MBO/d (47.6 MBOE/d)

•	48 current drilled but uncompleted wells (“DUCs”); DUC balance expected to be worked down along with Diamondback’s DUC balance in 2021, lowering 2021 reinvestment ratio

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QEP’s Williston assets will be considered non-core and will be used to harvest cash flow or they will be divested, pending market conditions, with potential sale proceeds to be used towards debt reduction

•	Significant adjacent Permian midstream infrastructure

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The pending QEP acquisition, together with the previously announced pending acquisition of assets from Guidon Operating LLC (“Guidon”), will bring Diamondback’s total leasehold interests to over 276,000 net surface acres in the Midland Basin (429,000 Midland and Delaware Basin net acres)

“The acquisition of QEP also checks every box of Diamondback’s corporate development strategy. The business combination with QEP and the Guidon transaction are accretive on all relevant 2021 financial metrics including free cash flow per share, cash flow per share and leverage, even before accounting for synergies. Most importantly, the addition of this Tier-1 resource competes for capital right away in Diamondback’s current portfolio, and we will now be able to allocate most of our capital to the high-returning Midland Basin for the foreseeable future. Pro forma for these transactions, Diamondback is also expected to maintain its Investment Grade status, ensuring access to capital. As stated in past public commentary, Diamondback does not need to participate in industry consolidation to simply get bigger. We participate in corporate development opportunities that we firmly believe will increase the long-term value of our stockholders’ investment,” stated Travis Stice, Chief Executive Officer of Diamondback.

Mr. Stice continued, “Diamondback’s expectations for capital allocation in 2021 remain unchanged: we are expecting to hold pro forma fourth quarter 2020 oil production flat through 2021 in the most capital efficient manner possible, which has improved with today’s announcements. Our differentiated cost structure, combined with the addition of this top quartile resource, will allow Diamondback to consistently generate free cash flow and grow our return of capital program to our stockholders.”

Tim Cutt, President and Chief Executive Officer of QEP, stated, “We believe that this strategic merger with Diamondback, along with the addition of the Guidon assets, provides our shareholders with an exciting investment opportunity, now and in the future. The large contiguous Tier-1 acreage position in the Northern Midland Basin is expected to lead to operational synergies and deliver capital efficiencies beyond what each company could achieve independently. I believe in this combination and look forward to being a long-term shareholder and watching the value of the company grow with time.”

Mr. Cutt continued, “I also want to take this opportunity to recognize QEP’s employees and publicly thank them for their dedication and hard work in driving QEP’s success. Their tireless efforts over the past several years led to a culture of peer leading operational excellence, safety and efficiency.”

TRANSACTION DETAILS

Under the terms of the definitive merger agreement, stockholders of QEP will receive 0.05 shares of Diamondback common stock in exchange for each share of QEP common stock, representing an implied value to each QEP stockholder of $2.29 per share based on the closing price of Diamondback common stock on December 18, 2020. Upon closing the transaction and excluding the impact of shares to be issued in the previously announced acquisition of assets from Guidon, Diamondback stockholders will own approximately 92.8% of the combined company, and QEP stockholders will own approximately 7.2%.

Diamondback remains committed to conservative financial management and is expected to maintain its Investment Grade credit ratings pro forma for the transaction.

The transaction has been unanimously approved by the Boards of Directors of Diamondback and QEP and is expected to be completed in the first quarter or early in the second quarter of 2021, subject to the approval of QEP stockholders, the satisfaction of certain regulatory approvals and other customary closing conditions.

Upon closing, Diamondback’s Board of Directors and executive team will remain unchanged. Additionally, the Company will continue to be headquartered in Midland, Texas.

ADVISORS

Goldman Sachs & Co. LLC is serving as lead financial advisor to Diamondback, with Moelis & Company also serving as financial advisor to Diamondback. Akin Gump Strauss Hauer & Feld LLP is serving as legal advisor to Diamondback. Evercore and Latham & Watkins LLP are serving as exclusive financial advisor and legal advisor to QEP, respectively.

CONFERENCE CALL

Diamondback will host a conference call and webcast for investors and analysts to discuss the proposed transaction on Monday, December 21, 2020 at 7:30 a.m. CT. Participants should call (877) 440-7573 (United States/Canada) or (253) 237-1144 (International) and use the confirmation code 5267108. A telephonic replay will be available from 10:30 a.m. CT on Monday, December 21, 2020 through Monday, December 28, 2018 at 10:30 a.m. CT. To access the replay, call (855) 859-2056 (United States/Canada) or (404) 537-3406 (International) and enter confirmation code 5267108. A live broadcast of the earnings conference call will also be available via the internet at www.diamondbackenergy.com under the “Investor Relations” section of the site. A replay will also be available on the website following the call.

About Diamondback Energy, Inc.

Diamondback is an independent oil and natural gas company headquartered in Midland, Texas focused on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves in the Permian Basin in West Texas. For more information, please visit www.diamondbackenergy.com.

About QEP Resources

QEP Resources, Inc. (NYSE: QEP) is an independent crude oil and natural gas exploration and production company focused in two regions of the United States: the Southern Region (primarily in Texas) and the Northern Region (primarily in North Dakota). For more information, visit QEP’s website at: www.qepres.com.

Cautionary Statement Regarding Forward Looking Statements

This filing contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1955 and other federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” could,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Diamondback’s and QEP’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed acquisition of assets from Guidon, the benefits of the proposed merger involving Diamondback and QEP, including future financial and operating results, Diamondback’s and QEP’s, plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transactions, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected financial information (including projected cash flow and liquidity), business strategy, other plans and objectives for future operations or any future opportunities. These statements are not guarantees of future performance and no assurances can be given that the forward-looking statements contained in this filing will occur as projected. Actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, the ability to obtain the approval of the merger by QEP stockholders; the risk that Diamondback and QEP may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that an event, change or other circumstances could give rise to the termination of the Guidon purchase agreement or the merger agreement; the risk that a condition to closing of the transactions may not be satisfied; the timing to consummate the proposed transactions; the risk that the assets and the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transactions could have adverse effects on the market price of Diamondback’s common stock or QEP’s common stock; the risk of litigation related to the proposed transactions; the risk of any unexpected costs or expenses resulting from the proposed transactions; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time from ongoing business operations due to transaction-related issues; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals and other risks inherent in Diamondback’s and QEP’s businesses; public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; the potential disruption or interruption of Diamondback’s and QEP’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Diamondback’s or QEP’s control; the risk that the announcement or consummation of the merger, or any other intervening event results in a requirement under certain of QEP’s indebtedness to make a change of control offer with respect to some or all of such debt; and Diamondback’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward looking statements.

All such factors are difficult to predict and are beyond Diamondback’s or QEP’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.diamondbackenergy.com and on the Securities and Exchange Commission’s (“SEC”)/SEC’s website at http://www.sec.gov, and those detailed in QEP’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on QEP’s website at https://www.qepres.com/ and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither Diamondback nor QEP undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Information for Investors and Stockholders; Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. In connection with the proposed QEP transaction, Diamondback intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of QEP that also constitutes a prospectus of Diamondback. Each of Diamondback and QEP also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement of QEP will be mailed to stockholders of QEP if and when available.

INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND QEP ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Diamondback and QEP, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at https://www.diamondbackenergy.com/home/default.aspx under the tab “Investors” and then under the heading “Financial Information.” Copies of the documents filed with the SEC by QEP will be available free of charge on QEP’s website at https://www.qepres.com/ under the tab “Investors” and then under the heading “Financial Information.”

Participants in the Solicitation

Diamondback, QEP and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Diamondback is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 24, 2020, and information regarding the directors and executive officers of QEP is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 2, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Diamondback or QEP using the sources indicated above.

Investor Contacts:

Diamondback Energy

Adam Lawlis

+1 432.221.7467

alawlis@diamondbackenergy.com

QEP Resources

William I. Kent, IRC

+1 303.405.6665

will.kent@qepres.com